News Release GPGI Reports First Quarter 2026 Results § CompoSecure delivers record ROS-driven results § Husky impacted by unexpected market headwinds due to oil and resin price shock and continued tariff uncertainty § ROS deployment accelerating across the enterprise First Quarter Highlights Results compared to prior year period unless otherwise noted; pro forma metrics inclusive of Husky Technologies for full quarter. § Pro Forma Adjusted Net Sales of $421.2 million, up 3% § GAAP Net Loss of $235.0 million § Pro Forma Adj. EBITDA of $82.1 million, down 16%, and Pro Forma Adj. EBITDA margin of 19.5%, down 430 bps Second Quarter 2026 Outlook Following quarterly guidance is based upon expectations for the combined results of CompoSecure and Husky Technologies. § Adjusted Net Sales of $425 to $475 million § Adjusted EBITDA of $105 to $120 million Full Year 2026 Outlook Following annual guidance is based upon expectations for the combined results of CompoSecure and Husky Technologies including for full first quarter. § Pro Forma Adjusted Net Sales of $1,950 to $2,100 million § Pro Forma Adjusted EBITDA of $550 to $610 million § Pro Forma Adjusted Free Cash Flow of $275 to $325 million § Non-GAAP year-end Net LTM Leverage of approximately 3.0x NEW YORK, NY, May 7, 2026 – GPGI, Inc. (NYSE: GPGI), a diversified multi-industry platform for companies with great positions in good industries, today announced its financial and operating results for the first quarter ended March 31, 2026. Dave Cote, GPGI’s Executive Chairman, noted: “The first quarter was highlighted by record sales at CompoSecure, reflecting the effectiveness of implementing the Resolute Operating System for both growth and profitability. At Husky, we unfortunately encountered unanticipated market headwinds due to oil and resin price volatility and continued tariff uncertainty. As a result, we are taking necessary cost actions while continuing to make strategic investments for future growth. We will navigate these market headwinds, implement ROS, and become a stronger business as we exit the year.” Tom Knott, GPGI’s Chief Investment Officer, added: “While the abrupt macroeconomic headwinds facing Husky overshadowed the record sales at CompoSecure, we remain focused on driving cultural change, ROS implementation, and continued seed planting to make 2026 a foundational year that sets us up to deliver best-in-class top line growth, margin expansion, and free cash flow generation.” Financial Results – First Quarter 2026 (1) Pro Forma measures reflect financial results as if the business combination with Husky Technologies had occurred on January 1, 2025. (2) Adjusted measures reflect financial results as if GPGI consolidated the results of GPGI Holdings, L.L.C., including its operating businesses CompoSecure and Husky, for the periods shown. (3) As of March 31, 2026, $115.1mn of cash and restricted cash was held at GPGI Holdings, and not included in the GAAP results. !"#A%&"'( FGG+ +%A(,A%-.( /A0NFGG+(2PQ(2RQ !"#A%&"'( FGG+ +%A(,A%-.( /A0NFGG+(2PQ(2RQ !"#ABCD"E)DCE*+IDBE-.EL0ENLIIL20BP 4 67RP8R .5ST8 67P98: !"#ABCD"E9:;<=!E-.EL0ENLIIL20BP 4 6;R8P 4 6<:8: !"#A%&"'( FGG+ G'=>?&"'( /A0NFGG+(2RQ !"#A%&"'( FGG+ G'=>?&"'( /A0NFGG+(2RQ )DCE;0>2NDE-?2BBP -.@A5TBP 6@R8: .@CT5 6R;8@ 9a*E4E=LIACD" -.BT8bP 698PR .BTBb 698RA c+BdEeE*d2IC4<DINE;0JDBCND0CBE-.EL0ENLIIL20BPE-AP .hT5 6PRP8B .ST5 6:P8: <2C+IE=DiCE-.EL0ENLIIL20BPE 4 6RCP:A89 4 6P<A89 Pa(R9RB Pa(R9RA

Note on Accounting Treatment As a result of the spin-off of Resolute Holdings Management, Inc. (“Resolute Holdings”) and the execution of the management agreement with Resolute Holdings (the “CompoSecure Management Agreement”) on February 28, 2025, GPGI is required to account for the operating results of its wholly owned operating subsidiary, GPGI Holdings, L.L.C. (“GPGI Holdings”), under the equity method in accordance with U.S. GAAP, effective February 28, 2025. Both the CompoSecure and Husky Technologies business units are under GPGI Holdings. The GAAP results presented above for the first quarter 2026 and the portion of the 2025 comparative period from February 28 to March 30, 2025 reflect the conversion to equity method accounting. For clarity of comparisons and to best reflect the financial results, the Company is also presenting the first quarters of 2026 and 2025 on a consolidated basis consistent with historical presentation under the “Non-GAAP” headings. First Quarter 2026 Earnings Conference Call GPGI’s leadership team will discuss the Company’s results during a conference call on Thursday, May 7, 2026, starting at 8:00 a.m. EDT. The call and accompanying presentation will contain forward-looking statements and other material information regarding GPGI’s financial and operating results. A live webcast and replay of the call will be available on the Events & Presentations section of GPGI’s website at https://gpgi.com/events-presentations/. Date: Thursday, May 7, 2026 Time: 8:00 a.m. EDT Dial-in registration link: Here Live webcast registration link: Here About GPGI GPGI, Inc. (NYSE: GPGI) is a diversified, multi-industry platform for companies with great positions in good industries. The platform is managed by Resolute Holdings Management, Inc. (NYSE: RHLD) and is purpose-built to acquire, own, and scale high-quality businesses led by great operators, benefiting from a permanent capital base and the systematic deployment of the Resolute Operating System. GPGI currently consists of CompoSecure and Husky Technologies – two market leaders with best-in-class financials and durable opportunities for growth. For more information, please visit GPGI.com. About CompoSecure, a GPGI Company Founded in 2000, CompoSecure is a technology partner to market leaders, fintechs, and consumers enabling trust for millions of people around the globe. CompoSecure is a leader in metal payment cards, security, and authentication solutions. CompoSecure combines elegance, simplicity, and security to deliver exceptional experiences and peace of mind in the physical and digital world. CompoSecure’s innovative payment card technology and metal cards with Arculus security and authentication capabilities deliver unique, premium branded experiences, enable people to access and use their financial and digital assets, and ensure trust at the point of a transaction. For more information, please visit CompoSecure.com and GetArculus.com. About Husky Technologies, a GPGI Company Founded in 1953, Husky is a technology pioneer that enables the delivery of essential needs to the global community with industry-leading expertise and service. Husky is a leader in highly engineered equipment and aftermarket services. Husky’s products are used to manufacture a wide range of plastic products, including beverage and food containers, medical devices, and consumer electronic parts. Husky provides comprehensive and integrated systems solutions that are comprised of injection molding machines, molds, hot runners, controllers, and auxiliaries. For more information, please visit Husky.co. Forward-Looking Statements This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although GPGI believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, GPGI cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including but not limited to statements concerning GPGI’s possible or assumed future actions, business strategies, plans including with respect to cost actions, events, results of operations, demand, the implementation and anticipated impacts of the Resolute Operating System, and statements relating to macroeconomic factors including oil and resin price volatility, trade policy including tariff uncertainty, customer demand, profitability, strategic investments and otherwise with respect to, and guidance for, second quarter and full year 2026, are forward-looking statements. In some instances, these statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “outlook” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect GPGI’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in GPGI’s forward-looking statements: the ability of GPGI to grow and manage growth profitably, implement the Resolute Operating System successfully, maintain relationships with customers, compete within its industry and retain its key employees; impacts on customers and on us of global geopolitical, economic, business, competitive and/or other factors, including tariffs, conflicts, supply chain constraints, oil and resin prices and financing constraints; risks associated with our plans and strategies including cost actions; the outcome of any legal proceedings that may be instituted against GPGI or others; future exchange and interest rates; changes in our accounting and/or financial presentation; anticipated levels and timing of demand for the products and services of GPGI’s businesses; the successful implementation of GPGI’s strategies; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. GPGI undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Use of Non-GAAP Financial Measures Due to the spin-off of Resolute Holdings and the resulting shift to equity method accounting under GAAP beginning February 28, 2025, GPGI is presenting a broader set of Non-GAAP measures, including an Adjusted Statement of Operations (Unaudited), an Adjusted Balance Sheet (Unaudited) and an Adjusted Statement of Cash Flows (Unaudited) to provide investors with financial information that we believe allows for greater comparability with our historical financial presentation and better represents the underlying performance of the standalone business across reporting periods. This press release also includes certain additional Non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from Non-GAAP financial measures used by other companies. GPGI believes Pro Forma Net Sales, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin, Adjusted Net Income, Adjusted EPS (Basic and Diluted), Adjusted Cash & Short-Term Investments, Adjusted Net Debt, and related measures are useful to investors in evaluating GPGI’s financial performance. Specifically, we believe Adjusted Net Income, Adjusted EPS (Basic and Diluted), Adjusted Cash & Short-Term Investments and Adjusted Net Debt provide greater comparability with historical results, because they show GPGI’s financial results as if GPGI consolidated the financial results of its operating businesses consistently across periods, and exclude certain non-recurring and non- operational items, and Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin further adjust for the results of Husky from January 1-11, 2026, prior to the completion of GPGI’s combination with Husky, for greater visibility of GPGI’s results following the completion of the transaction. Pro Forma Net Sales similarly adjusts for the results of Husky from January 1-11, 2026.GPGI uses these Non-GAAP measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and/or measure incentive compensation. We believe that these Non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, adjusting for variable interest entity accounting requirements that render our results incomparable across periods, and show the effect of acquisitions as if they had occurred at the beginning of the relevant period, enabling GPGI to evaluate and plan more effectively for the future. These Non-GAAP measures should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from these measures are significant components in understanding and assessing GPGI’s financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of GPGI’s liquidity. These Non-GAAP measures may be different from similarly titled Non-GAAP measures used by other companies. Additionally, GPGI’s debt agreements contain covenants based on variations of certain of these measures for purposes of determining debt covenant compliance. GPGI believes that investors should have access to the same set of tools that its management uses in analyzing operating results. Please refer to the tables below for the reconciliation of GAAP measures to these Non-GAAP measures. Due to the forward-looking nature of the financial guidance included above under “Second Quarter 2026 Outlook” and “Full Year 2026 Outlook,” the charges excluded from the forward- looking Non-GAAP financial measures including Pro Forma Net Sales, Pro Forma Adjusted EBITDA, Pro Forma Adjusted Free Cash Flow and Non-GAAP Year-end Net LTM Leverage including with respect to depreciation, amortization, interest, and taxes that would be required to reconcile the Non-GAAP financial measures to GAAP measures are inherently uncertain or difficult to predict, so it is not feasible to provide accurate forecasted Non-GAAP reconciliations without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking Non-GAAP financial measures is included. GPGI Contact ir@gpgi.com

GPGI, Inc. Adjusted Consolidated Statements of Operations
(Non-GAAP Reconciliation)
($ in millions)
(unaudited)

GAAP to Non-GAAP Operating Results	Three Months Ended March 31, 2026				
	GAAP	Elimination of Equity Method Investment	Addition of GPGI Holdings	Addition of Husky Holdings (1/1-1/11)	Pro Forma Non-GAAP GPGI, Inc. (1/1-3/31)
Net sales	$ —	$ —	$ 407.8	$ 13.4	$ 421.2
Cost of sales	—	—	252.2	12.3	264.5
Gross profit	$ —	$ —	$ 155.6	$ 1.1	$ 156.7
Operating expenses:					
Research and development	—	—	8.4	—	8.4
Selling, general and administrative expenses	55.6	—	162.8	13.9	232.3
Foreign currency losses (gains)	—	—	(1.2)	(1.9)	(3.1)
Income from operations	$ (55.6)	$ —	$ (14.4)	$ (10.9)	$ (80.9)
Other (expense) income:					
Loss on remeasurement of TRA liability	(21.9)	—	—	—	(21.9)
Interest expense	—	—	(29.4)	(7.1)	(36.5)
Interest income	0.2	—	0.2	—	0.4
Loss on extinguishment of debt	—	—	(106.8)	—	(106.8)
Amortization of deferred financing costs	—	—	(0.5)	—	(0.5)
Loss of sale of assets	—	—	—	—	—
Total other income (expense), net	$ (21.7)	$ —	$ (136.5)	$ (7.1)	$ (165.3)
Income (loss) before income taxes	(77.3)	—	(150.9)	(18.0)	(246.2)
Income tax (expense) benefit	$ (3.6)	$ —	$ (3.2)	$ —	$ (6.8)
Earnings in GPGI Holdings L.L.C equity method investment	(154.1)	154.1	—	—	—
Net income (loss)	$ (235.0)	$ 154.1	$ (154.1)	$ (18.0)	$ (253.0)

Add:	
Depreciation and amortization	$ 63.7
Income tax expenses	6.8
Interest expense, net (1)	36.7
Stock-based compensation	5.2
Husky transaction costs	98.0
Loss on extinguishment and refinancing of debts	106.8
Loss on remeasurement of TRA liability	21.9
Loss on sale of assets	0.6
FX gain	(4.2)
Severance costs	0.6
Incremental Pro Forma Management Fee	(1.0)
Pro Forma Adjusted EBITDA	**$ 82.1**

Note: The Non-GAAP columns represent (1) a consolidation of the Company's results with those of GPGI Holdings, for consistency with prior consolidated presentation, and (2) the addition of the financial performance of Husky from January 1-11, 2026, prior to the completion of the acquisition of Husky.

(1) Includes amortization of deferred financing costs for the three months ended March 31, 2026.

GPGI, Inc. Adjusted Consolidated Statements of Operations
(Non-GAAP Reconciliation)
($ in millions)
(unaudited)

GAAP to Non-GAAP Operating Results	Three Months Ended March 31, 2025			
	GAAP	Elimination of Equity Method Investment	Addition of GPGI Holdings	Adjusted March 31, 2025
Net sales	$ 59.8	$ —	$ 44.1	$ 103.9
Cost of sales	31.1	—	18.3	49.4
Gross profit	$ 28.7	$ —	$ 25.8	$ 54.5
Operating expenses:				
Selling, general and administrative expenses	22.7	—	10.1	32.8
Income from operations	$ 6.0	$ —	$ 15.7	$ 21.7
Other (expense) income:				
Revaluation of warrant liability	17.9	—	—	17.9
Revaluation of earnout consideration liability	11.2	—	—	11.2
Change in fair value of derivative liability	—	—	—	—
Interest expense	(1.6)	—	(1.7)	(3.3)
Interest income	0.2	—	0.9	1.1
Amortization of deferred financing costs	—	—	(0.1)	(0.1)
Total other income (expense), net	$ 27.7	$ —	$ (0.9)	$ 26.8
Income (loss) before income taxes	33.7		14.8	48.5
Income tax (expense) benefit	$ (27.0)	$ —	$ —	$ (27.0)
Earnings in GPGI Holdings L.L.C equity method investment	14.8	(14.8)	—	—
Net income (loss)	$ 21.5	$ (14.8)	$ 14.8	$ 21.5

Add:	
Depreciation and amortization	$ 2.3
Income tax expense (benefit)	27.0
Interest expense, net (1)	2.4
Stock-based compensation	5.7
Mark to market adjustments (2)	(29.2)
Spin-Off cost	5.0
Add back actual 1Q25 Management Fee for one month	1.1
Add back expenses incurred on behalf of Resolute Holdings prior to Spin-Off	1.0
Pro Forma full quarter Management Fee	(3.2)
Pro Forma Adjusted EBITDA	**$ 33.7**

Note: The Non-GAAP columns represent a consolidation of the Company's results with those of GPGI Holdings, for consistency with prior consolidated presentation.

(1) Includes amortization of deferred financing cost and for the three months ended March 31, 2025.

(2) Includes the changes in fair value of warrant liability and earnout consideration liability for the three months ended March 31, 2025.

GPGI, Inc. Adjusted Consolidated Balance Sheets (Non-GAAP Reconciliation) ($ in millions) (unaudited) GAAP Non-GAAP GAAP Non-GAAP March 31, 2026 March 31, 2026 December 31, 2025 December 31, 2025 ASSETS CURRENT ASSETS Cash and cash equivalents $ 6.5 $ 121.6 $ 114.6 $ 271.6 Short-term investments — — — 41.1 Accounts receivable — 328.1 — 44.2 Inventories, net — 411.1 — 44.2 Prepaid expenses and other current assets 16.4 38.0 5.5 8.6 Total current assets $ 22.9 $ 898.8 $ 120.1 $ 409.7 Property and equipment, net and right of use assets — 557.9 — 30.7 Deferred tax asset 258.0 261.8 271.7 271.7 Intangibles assets, net — 1,624.1 — — Goodwill — 3,041.9 — — Other assets — 48.1 — 4.0 Equity method investment 3,133.2 — 125.5 — Total assets $ 3,414.1 $ 6,432.6 $ 517.3 $ 716.1 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT) CURRENT LIABILITIES Accounts payable $ 1.4 $ 101.8 $ 0.8 $ 12.7 Accrued expenses 3.1 269.6 1.9 48.7 Deferred revenues — 164.8 — — Current portion of tax receivable agreement liability 20.4 20.4 16.2 16.2 Current portion of long-term debt — 9.0 — 15.0 Other current liabilities — 56.3 — 5.8 Total current liabilities $ 24.9 $ 621.9 $ 18.9 $ 98.4 Long-term debt, net of deferred financing costs — 2,138.3 — 170.0 Deferred tax liability — 303.2 — Tax receivable agreement liability 272.9 272.9 255.2 255.2 Other liabilities — 62.7 — 7.3 Total liabilities $ 297.8 $ 3,399.0 $ 274.1 $ 530.9 Shareholders' equity (deficit) 3,116.3 3,033.6 243.2 185.2 Total liabilities and shareholder's equity (deficit) $ 3,414.1 $ 6,432.6 $ 517.3 $ 716.1 Note: The non-GAAP columns represent a consolidation of the Company’s results with those of GPGI Holdings, for consistency with prior consolidated presentation.

GPGI, Inc. Adjusted Consolidated Statements of Cash Flows (Non-GAAP Reconciliation) ($ in millions) (unaudited) Three Months Ended March 31, 2026 GAAP Non-GAAP CASH FLOW FROM OPERATING ACTIVITIES Net income (loss) $ (235.0) $ (253.0) Adjustments to reconcile net loss to net cash (used in) provided by operating activities Depreciation and amortization — 63.8 Stock-based compensation expense 2.0 5.3 Earnings in equity method investment 154.1 — Amortization of deferred financing costs — 1.0 Non-cash operating lease expense — — Revaluation of earnout consideration liability — — Revaluation of warrant liability — — Cash receipts from Holdings — — Loss on remeasurement of TRA Liability 21.9 21.9 Loss on extinguishment of debt — 66.3 Non-cash interest on operating lease expense — — Loss/ (gain) on dispositions of property, plant and equipment and intangible assets — — Other — 2.4 Change in fair value of derivative liability — — Deferred tax expense (benefit) 13.7 4.0 Changes in assets and liabilities (9.3) (65.5) Net cash (used in) provided by operating activities $ (52.6) $ (153.8) CASH FLOWS FROM INVESTING ACTIVITIES: Investment in GPGI Holdings $ (2,016.8) $ — Cash used for acquisition — (762.2) Purchase of property and equipment — (8.9) Proceeds from sale of property and equipment and intangible assets — 0.2 Acquisition of a business, net of cash and cash equivalents acquired — — Maturities of short-term investments — 41.1 Capitalized software expenditures — (4.3) Resolute Holdings cash deconsolidated as a result of the Spin-Off — — GPGI Holdings cash deconsolidated as a result of the CompoSecure Management Agreement — — Net cash used in investing activities $ (2,016.8) $ (734.1) CASH FLOWS FROM FINANCING ACTIVITIES: Repayment of preference share capital $ — $ (457.4) Contributions from GPGI Inc — — Proceeds from employee stock purchase plan and exercise of options — — Payments for taxes related to net share settlement of equity awards — (26.6) Debt issuance cots — (37.5) Payment of term loan — — Proceeds from revolving credit facility — 50.0 Proceeds from issuance of common stock 1,962.0 1,962.0 Payment of debt, net of associated fees — (3,309.2) Proceeds from issuance of long-term debt - net of discounts — 2,523.5 Dividend to Class A shareholders (0.7) (0.7) Net cash obtained from PIPE in connection with Husky transaction — — Proceeds from the exercise of warrants — — Net cash provided by (used in) financing activities $ 1,961.3 $ 704.1 Effect of exchange rate changes on cash and cash equivalents — (2.3) Net increase (decrease) in cash and cash equivalents (108.1) (186.1) Cash and cash equivalents, beginning of period 114.6 307.7 Cash and cash equivalents, end of period $ 6.5 $ 121.6 Note: The Non-GAAP column represents a consolidation of the Company’s results with those of GPGI Holdings L.L.C. (“GPGI Holdings”), for consistency with prior consolidated presentation.

GPGI, Inc. Consolidated Earnings Per Share (Non-GAAP Reconciliation) ($ in millions, except share amounts) (unaudited) Basic Three Months Ended March 31, 2026 2025 Net (loss) income $ (235.0) $ 21.4 Add (less): provision (benefit) for income taxes 6.8 27.0 Add (less): mark-to-market adjustments (1) — (29.2) Add: stock-based compensation 3.9 5.7 Add: Debt refinance costs and loss on debt extinguishment 106.8 — Add: Husky transactions costs 92.9 — Add: Loss on remeasurement of TRA Liability 21.9 — Add: Foreign exchange (gain) loss (2.3) — Add: Severance costs 0.6 — Add: Loss on disposal of assets 0.6 — Add: Spin-Off costs — 5.0 Add:Purchase accounting amortization and depreciation 46.8 — Adjusted net income before tax $ 43.0 $ 29.9 Income tax expense (2) 10.3 1.6 Adjusted net income $ 32.7 $ 28.3 Common shares outstanding used in computing net income per share, basic: Class A common shares 269,993,148 102,039,611 Adjusted net income per share – basic $ 0.12 $ 0.28 Diluted Three Months Ended March 31, 2026 2025 Adjusted net income $ 32.7 $ 28.3 Common shares outstanding used in computing earnings per share, basic: 269,993,148 102,039,611 Warrants (3) — 9,878,000 Equity awards 4,391,631 3,533,000 Total shares outstanding used in computing adjusted earnings per share – diluted 274,384,779 115,450,611 Adjusted net income per share – diluted $ 0.12 $ 0.25 Note: Non-GAAP EPS does not pro forma for periods preceding the acquisition of Husky. 1. Includes the changes in fair value of warrant liability and earnout consideration liability. 2. Reflects current and deferred income tax expenses. For the three months ended March 31, 2026, it was calculated by applying the Company's assumed effective tax rate. 3. Applies treasury stock method with assumed exercise at average market price. No warrants were outstanding as of the three months ended March 31, 2026.